Exhibit 4.2
EXECUTION VERSION

FOURTH AMENDMENT dated as of November 17, 2016 (this “Amendment”) to the Credit Agreement (as defined below) among GCI Holdings, Inc. (the “Borrower”), the Additional Refinancing Lenders party hereto (the “New Term B Lenders”) and Credit Agricole Corporate and Investment Bank, as Administrative Agent (the “Administrative Agent”).
RECITALS
A.     The Borrower, Parent, the Subsidiary Guarantors, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Fourth Amended and Restated Credit and Guarantee Agreement dated as of February 2, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.     The Credit Agreement permits the Borrower to obtain Credit Agreement Refinancing Debt from any Additional Refinancing Lender in respect of all or any portion of the Term B Loans outstanding under the Credit Agreement in the form of Refinancing Term Loans and Refinancing Term Commitments pursuant to a Refinancing Amendment.
C.    On the Fourth Amendment Effective Date (as defined below), the Borrower intends to (i) incur Refinancing Term Loans pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $245,875,000.00 (the “New Term B Loans”) and (ii) use the proceeds of the New Term B Loans (and, at the election of the Borrower, cash on hand) to repay all Term B Loans outstanding immediately prior to the Fourth Amendment Effective Date (the “Existing Term B Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.
D.    Subject to the terms and conditions set forth herein, each New Term B Lender (each such Person who is holding Existing Term B Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B Lender”; each such Person who is not a Continuing Term B Lender, an “Additional Term B Lender”) has agreed to provide a commitment (the “New Term B Commitment”) in the amount set forth on Exhibit A hereto either, in the case of Continuing Term B Lenders, to convert all (or such lesser amount equal to its New Term B Commitment) of its Existing Term B Loans into New Term B Loans (such converted Term B Loans, the “Converted Term B Loans”; and any such conversion of Existing Term B Loans into New Term B Loans being referred to herein as a “Term B Conversion”) or, in the case of Additional Term B Lenders and Continuing Term B Lenders with New Term B Commitments exceeding the amount of their Converted Term B Loans, to fund a New Term B Loan in the amount of its New Term B Commitment less its Converted Term B Loans. Any Lender holding Existing Term B Loans immediately prior to the effectiveness of this Amendment that is not a New Term B Lender is referred to herein as an “Exiting Term B Lender.” In the event that any Lender is a Continuing Term B Lender but has a New Term B Commitment in an amount less than the amount of its Existing Term B Loans, such Lender shall be considered an Exiting Term B Lender with respect to the difference between the amount of its Existing Term B Loans and the allocated amount of its New Term B Loans.

E.     In order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.14 of the Credit Agreement to provide for the New Term B Loans, is subject to the approval of the Borrower, the Administrative Agent and the New Term B Lenders and will become effective only on the Fourth Amendment Effective Date.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the New Term B Lenders and the Administrative Agent hereby agree as follows:
Refinancing Amendment
Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Amendment.
New Term B Commitments.
Subject to the terms and conditions set forth herein, on the Fourth Amendment Effective Date, each Additional Term B Lender agrees to fund a New Term B Loan in a principal amount equal to such Additional Term B Lender’s New Term B Commitment set forth on Exhibit A hereto, and each Continuing Term B Lender with a New Term B Commitment exceeding the amount of its Converted Term B Loans agrees to fund a New Term B Loan in a principal amount equal to such excess.
Subject to the terms and conditions set forth herein, on the Fourth Amendment Effective Date, each Continuing Term B Lender agrees to convert all (or such lesser amount equal to its New Term B Commitment) of its Existing Term B Loans into Converted Term B Loans. Without limiting the generality of the foregoing, each Continuing Term B Lender shall have a commitment to acquire by Term B Conversion Converted Term B Loans in the amount of Existing Term B Loans then held by such Continuing Term B Lender (or such lesser amount equal to its New Term B Commitment). Each party hereto acknowledges and agrees that notwithstanding any such Term B Conversion, each such Continuing Term B Lender shall be entitled to receive payment on the Fourth Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Existing Term B Loans.
Each New Term B Lender, by delivering its signature page to this Amendment and funding, or converting its Existing Term B Loans into, New Term B Loans on the Fourth Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Fourth Amendment Effective Date. The commitments of the New Term B Lenders are several, and no New Term B Lender shall be responsible for any other New Term B Lender’s failure to make New Term B Loans.

Subject to the terms and conditions set forth herein, pursuant to Section 2.14 of the Credit Agreement, effective as of the Fourth Amendment Effective Date, for all purposes of the Loan Documents, except as the context shall otherwise require, (i) the New Term B Commitments shall constitute “Term B Loan Commitments” and “Commitments,” (ii) the New Term B Loans shall constitute “Term B Loans,” “Loans” and “Term Loans” and (iii) each New Term B Lender shall constitute a “Term B Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term B Loan Commitment (or, following the making of a New Term B Loan, a Term B Loan). For the avoidance of doubt, the New Term B Loans constitute a Class of Refinancing Term Loans under the Credit Agreement in existence prior to the Fourth Amendment Effective Date, but the Credit Agreement is being amended hereby to use the term “Term B Loans” to refer to such Loans instead of the term “Refinancing Term Loans.”
The Existing Term B Loans (or applicable portion thereof in the case of an Exiting Term B Lender that is also a Continuing Term B Lender) of each Exiting Term B Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term B Lenders pursuant to Section 3.6 of the Credit Agreement)) with the proceeds of the New Term B Loans and other funds available to the Borrower. The Borrower shall, on the Fourth Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term B Lenders immediately prior to the Fourth Amendment Effective Date, all interest, fees and other amounts accrued to the Fourth Amendment Effective Date with respect to the Existing Term B Loans, whether or not such Existing Term B Loans are converted pursuant to Section 1.02(b) of this Amendment.
Each New Term B Lender (including each Continuing Term B Lender) waives (i) any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 3.6 of the Credit Agreement in respect of the transactions contemplated hereby and (ii) solely in respect of the prepayment of Existing Term B Loans and the making of (or conversion into) New Term B Loans, as contemplated hereby, compliance with the requirements set forth in (A) Section 2.7(g) of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Loans and (B) Section 2.3 of the Credit Agreement that the Borrower deliver a Borrowing Request within the time periods specified therein.
Each New Term B Lender (a) represents and warrants to the Administrative Agent that (i)(A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement in respect of its New Term B Loans, and (B) neither its execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby conflict with such New Term B Lender’s organizational documents or material contracts or with any applicable law, (ii) from and after the Fourth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its New Term B Loans, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make the resulting Term B Loan Commitment, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and make the resulting Term B Loan Commitment and (v) if it is a Non-US Lender, it has provided any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Term B Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and (iii) it hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.
The New Term B Commitments shall terminate after the making of the New Term B Loans on the Fourth Amendment Effective Date.
Conditions Precedent to Making of New Term B Loans. The obligation of each New Term B Lender to make New Term B Loans (including through conversion of Existing Term B Loans) on the Fourth Amendment Effective Date is subject to the satisfaction of the following conditions:
Immediately before and after giving effect to the borrowing of the New Term B Loans and the repayment in full of the Existing Term B Loans, (a) the representations and warranties set forth in Section 2.01 hereof shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, (b) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Fourth Amendment Effective Date or on such earlier date, as the case may be, (c) no Default or Event of Default shall have occurred and be continuing, and (d) the Administrative Agent shall have received a certificate of the Parent dated the Fourth Amendment Effective Date to such effect, signed by a Responsible Officer of the Parent.
The Administrative Agent shall have received the following executed legal opinions: (a) the legal opinion of Sherman & Howard L.L.C., special counsel to the Loan Parties; (b) the legal opinion of Stoel Rives LLP, special Alaska counsel to the Loan Parties; and (c) the legal opinion of the Borrower by Tina Pidgeon, special internal FCC counsel to the Loan Parties, and Mark Moderow, special internal Alaska regulatory counsel to the Loan Parties, in each case, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.
The Administrative Agent shall have received a certificate of each of the Loan Parties, dated the Fourth Amendment Effective Date, substantially in the form of Exhibit F of the Credit Agreement with appropriate insertions, executed by any Responsible Officer of each such Loan Party.
The Administrative Agent shall have received a certificate of the Parent, dated the Fourth Amendment Effective Date, executed by a Financial Officer of the Parent (a) certifying that no Material Adverse Effect has occurred, and no material adverse effect on the performance of the Borrower and the Subsidiaries (other than NMTC Subsidiaries), taken as a whole, has occurred, in either case since December 31, 2015, (b) either (1) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents executed in connection with this Amendment to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (2) stating that no such consents, licenses or approvals are so required and (c) certifying that the performance by each Loan Party of its obligations under each Loan Document to which it is a party does not (1) violate any applicable law, statute, rule or regulations or (2) conflict with, or result in a default or event of default under, any material agreement of any Loan Party, including, without limitation, any instrument or agreement (x) governing any debt or equity (or warrant or option with respect thereto) of Parent and its subsidiaries and (y) that would constitute a material contract of any Loan Party.
The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the New Term B Lenders make the New Term B Loans to the Borrower on the Fourth Amendment Effective Date.
The Administrative Agent shall have received a solvency certificate signed by a Financial Officer on behalf of the Borrower substantially in the form of Exhibit H to the Credit Agreement.
The conditions to effectiveness of this Amendment set forth in Section 1.05 hereof (other than paragraph (b) thereof) shall have been satisfied.
Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.
The Borrower shall have delivered to any New Term B Lender that requests its New Term B Loans be evidenced by a Note, a Note payable to such New Term B Lender.
The Administrative Agent and SunTrust Robinson Humphrey, Inc. (the “Fourth Amendment Arranger”) shall have received, at least two Business Days prior to the Fourth Amendment Effective Date, all documentation and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Fourth Amendment Effective Date and that the Administrative Agent or the Fourth Amendment Arranger have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, Title III of the USA PATRIOT Act.
Amendment of Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:
The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 (or, to the extent applicable, are hereby amended and restated in their entirety):
“Fourth Amendment” means the Fourth Amendment to this Agreement dated as of November 17, 2016, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Arranger” means SunTrust Robinson Humphrey, Inc.
“Fourth Amendment Effective Date” has the meaning assigned thereto in the Fourth Amendment.
“Fourth Amendment Syndication Agent” means SunTrust Bank, in its capacity as syndication agent under the Fourth Amendment.
“Fourth Amendment Reaffirmation Agreement” means the Reaffirmation Agreement dated as of November 17, 2016, among the Loan Parties party thereto and the Administrative Agent.
Schedule 1.1(A) of the Credit Agreement is hereby amended and restated in its entirety with respect to the Term B Loan Commitments and replaced with Exhibit A to this Amendment.
Clause (b) of the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“With respect to Borrowings consisting of Term B Loans (1) in the case of Eurodollar Borrowings, 3.00% per annum, and (2) in the case of ABR Borrowings, 2.00% per annum.”
Each reference to “Arrangers” in the Credit Agreement (other than in the definition of “Arrangers” in Section 1.1 of the Credit Agreement) shall be replaced with a reference to “Arrangers, First Amendment Arranger, Third Amendment Co-Lead Arrangers (as defined in the Third Amendment) and Fourth Amendment Arranger.”
The definition of “Security Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Security Documents” means (a) the Security Agreement, (b) the Pledge Agreement, (c) the First Amendment Reaffirmation Agreement, (d) the Third Amendment Reaffirmation Agreement, (e) the Fourth Amendment Reaffirmation Agreement and (f) each other security agreement, instrument or other document executed or delivered pursuant to this Agreement or any agreement referred to in clauses (a), (b), (c), (d) or (e) above to secure any of the Obligations.”
Each reference to “Syndication Agent” in the Credit Agreement (other than in the definition of “Syndication Agent” in Section 1.1 of the Credit Agreement) shall be replaced with a reference to “Syndication Agent, First Amendment Syndication Agent and Fourth Amendment Syndication Agent.”
The definition of “Term B Loan” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Term B Loan” means a Loan made (by conversion or funding) on the Fourth Amendment Effective Date pursuant to the Fourth Amendment.”

The definition of “Term B Loan Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Term B Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make (by conversion or funding) a Term B Loan on the Fourth Amendment Effective Date in an aggregate outstanding amount not exceeding the amount of such Lender’s Term B Loan Commitment as set forth on Exhibit A to the Fourth Amendment. The amount of each Lender’s Term B Loan Commitment on the Fourth Amendment Effective Date is set forth on Exhibit A to the Fourth Amendment. The aggregate amount of the Term B Loan Commitment on the Fourth Amendment Effective Date is $245,875,000.00.”
The definition of “Term B Loan Repricing Transaction” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to “First Amendment Effective Date” therein with a reference to “Fourth Amendment Effective Date.”
Section 2.1(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)    “Amounts borrowed or deemed borrowed pursuant to the Fourth Amendment and repaid or prepaid in whole or in part may not be reborrowed.”
Section 2.6(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The unpaid principal amount of each Term B Loan shall be payable (1) in an amount equal to 0.25% of the original principal amount of such Term B Loan on the last Business Day of each March, June, September and December of each year, commencing on the first such date following the Fourth Amendment Effective Date, and (2) in full on the Term B Maturity Date.”
Amendment Effectiveness. This Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied:
The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) each New Term B Lender and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.
The conditions to the making of the New Term B Loans set forth in Section 1.03 hereof (other than clause (vii) thereof) shall have been satisfied.
The Borrower shall have obtained New Term B Commitments in an aggregate amount equal to $245,875,000.00. The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.05 shall pay in full, (i) all of the Existing Term B Loans (giving effect to any conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Existing Term B

Loans (including any such Existing Term B Loans that will be converted to New Term B Loans on the Fourth Amendment Effective Date) and (iii) to the extent invoiced, any amounts payable to the Persons that are Lenders with Existing Term B Loans (other than the New Term B Lenders) pursuant to Section 3.6 of the Credit Agreement, such payments to be made with the cash proceeds of the New Term B Loans to be made on the Fourth Amendment Effective Date and other funds available to the Borrower.
The Administrative Agent and the Fourth Amendment Arranger shall have received, in immediately available funds, payment or reimbursement of all fees, out-of-pocket costs and expenses, compensation and other amounts then due and payable in connection with this Amendment, including, in the case of the Administrative Agent, to the extent invoiced at least one Business Day prior to the Fourth Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Fourth Amendment Arranger.
The Administrative Agent shall notify the Borrower, the New Term B Lenders and the other Lenders of the Fourth Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the New Term B Lenders hereunder to make New Term B Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.03 and 1.05 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on November 17, 2016.
Loss of FATCA Grandfathering. Solely for purposes of the Foreign Account Tax Compliance Act (FATCA), (a) from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall have treated (and the Term B Lenders party to the First Amendment have authorized the Administrative Agent and Borrower to treat) the Existing Term B Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) and (b) from the inception of the New Term B Loans, the Borrower and the Administrative Agent shall treat (and the New Term B Lenders authorize the Borrower and the Administrative Agent to treat) the New Term B Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
Fungibility of New Term B Loans. The parties shall treat all of the New Term B Loans (whether issued for cash or in exchange for Existing Term B Loans) as one fungible tranche for U.S. federal income tax purposes.
Miscellaneous
Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the New Term B Lenders and the Administrative Agent that, as of the Fourth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fourth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Fourth Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.
(a)    The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(b)    After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date.
Effect of Amendment. (%3) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.14 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 10.9 and 10.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
GCI HOLDINGS, INC.

By:    /s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and Collateral Agent

By:        /s/ Gary Herzog
Name:    Gary Herzog
Title:     Managing Director
By:        /s/ Kestrina Budina
Name:    Kestrina Budina
Title:    Director

SUNTRUST BANK, as an Additional Term B Lender

By:      /s/ Jeffery Titus
Name: Jeffery Titus
Title: MD

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

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Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

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Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ABS Loans 2007 Limited, a subsidiary of Goldman
Sachs Institutional Funds II PLC,
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Mehmet Barlas
NAME: Mehmet Barlas
TITLE: Authorized Signatory

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

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Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

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Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $1,280,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.
Goldman Sachs Lux Investment Funds for the
benefit of Goldman Sachs High Yield Floating Rate
Portfolio (Lux)
by Goldman Sachs Asset Management, L.P. solely
as its investment advisor and not as principal,
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Mehmet Barlas
NAME: Mehmet Barlas
TITLE: Authorized Signatory

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

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Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $5,122,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.
Goldman Sachs Trust on behalf of the Goldman
Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as
investment advisor and not as principal,
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Mehmet Barlas
NAME: Mehmet Barlas
TITLE: Authorized Signatory

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

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Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

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Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 9,825,375.02

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.
AIB Debt Management, Limited,
as a Continuing Term B Lender

BY        /s/ Vivienne O'Sullivan
NAME: Vivienne O'Sullivan
TITLE: Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

If a second signature is necessary:
BY        /s/ Donna Cleary
NAME: Donna Cleary
TITLE: Vice President
Investment Advisor to
AIB Debt Management, Limited d

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 493,734.35

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AMMC CLO 15, LIMITED, as a Continuing Term B Lender

BY: American Money Management Corp., as Collateral Manager

By:        /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AMMC CLO 16, LIMITED, as a Continuing Term B Lender

BY: American Money Management Corp., as Collateral Manager

By:        /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 493,734.35

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AMMC CLO XI, LIMITED, as a Continuing Term B Lender

BY: American Money Management Corp., as Collateral Manager

By:        /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 5,456,900.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ARCHES FUNDING ULC, as a Continuing Term B Lender

By:        /s/ Irfan Ashmed
Name: IRFAN ASHMED
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 837,250.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXIII CLO LTD., as a Continuing Term B Lender

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS
ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL
PARTNER

By:        /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 531,899.999

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Argo Re Ltd., as a Continuing Term B Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 531,899.999

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Argonaut Insurance Company, as a Continuing Term B Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 429,469.94

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Ascension Alpha Fund, LLC, as a Continuing Term B Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 212,272.48

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Ascension Health Master Pension Trust, as a Continuing
Term B Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 9,850,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ASF1 Loan Funding LLC, as a Continuing Term B Lender

By: Citibank, N.A.,

By:        /s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,468,671.70

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Bronco Trading, LLC, as a Continuing Term B Lender

By:        /s/ Karen Weich
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2013-1 Ltd., as a Continuing Term B Lender

By: Trimaran Advisors, L.L.C.

By:        /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2014-1 Ltd., as a Continuing Term B Lender

By: Trimaran Advisors, L.L.C.

By:        /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2014-2 Ltd., as a Continuing Term B Lender

By:        /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,477,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2015-1 Ltd., as a Continuing Term B Lender

By:        /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 714,765.25

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Chubb Bermuda Insurance Ltd, as a Continuing Term B
Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 7,675,825.63

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Chubb Tempest Reinsurance Ltd., as a Continuing Term B Lender
by KKR Credit Advisors (US) LLC

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $48,538,964.80

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

COBANK, ACB,
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Jacqueline Bove
NAME: Jacqueline Bove
TITLE: Vice President

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,468,671.70

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Davidson River Trading, LLC, as a Continuing Term B Lender
By: SunTrust Bank, as manager

By:        /s/ Karen Weich
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 320,125.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Employees’ Retirement System of the State of Rhode Island, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as
its Investment Advisor

By:        /s/ Arthur Y. D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,084,177.15

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

First Investors Floating Rate Fund
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Lisa Leone
NAME: Lisa Leone
TITLE: Senior Accountant

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,911,013.78

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Geveran Investments Limited, as a Continuing Term B
Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 642,732.20

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI Aquamarine Loan Fund, as a Continuing Term B
Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,970,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ILLINOIS STATE BOARD OF INVESTMENT, as a
Continuing Term B Lender
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:        /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 246,867.154

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Indiana Public Retirement System, as a Continuing Term B Lender
By: Oaktree Capital Management, L.P.
its: Investment Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Pansossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 3,329,940.25

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 10 LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,194,372.65

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 11 LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,755,502.05

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 12 LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,979,899.48

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 13 LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 293,924.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 16 LTD., as a Continuing Term B Lender

By:        /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 554,988.40

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 9 LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 3,329,940.25

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2012-1, LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 3,329,940.25

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2013-1, LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,219,953.60

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2013-2, LTD., as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,595,894.45

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 888,499.55

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Maryland State Retirement and Pension System, as a
Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: Metlife Insurance Company
1,970,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Metlife Insurance Company
as a Continuing Term B Lender

BY        /s/ Shane O'Driscoll
NAME: Shane O'Driscoll
TITLE: Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 8,256,781.00
Metropolitan Life Insurance Company

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan Life Insurance Company    ,
as a Continuing Term B Lender

BY        /s/ Shane O'Driscoll
NAME: Shane O'Driscoll
TITLE: Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 985,000
Metropolitan Life Insurance Company - Closed Block

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan Life Insurance Company - Closed Block,
as a Continuing Term B Lender

BY        /s/ Shane O'Driscoll
NAME: Shane O'Driscoll
TITLE: Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Metropolitan Tower Life Insurance Company
Existing Term Loan B Holdings: 985,000

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan Tower Life Insurance Company______
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Shane O'Driscoll
NAME: Shane O'Driscoll
TITLE: Director

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $1,970,000.01

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Monroe Capital BSL CLO 2015-1,LTD.,
as a Continuing Term B Lender

By: Monroe Capital Management LLC, as
Collateral Manager Attorney-in Fact

BY        /s/ Jeffrey Williams
NAME: Jeffrey Williams
TITLE: Managing Director

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 740,601.50

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Muzinich & Co., (Ireland) Limited for the account of Muzinich Global High Yield Fund, as a Continuing Term B Lender

By:        /s/ Patricia Charles
Name: Patricia Charles
Title: Associate

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 640,250.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund, as a Continuing Term B Lender

By:        /s/ Patricia Charles
Name: Patricia Charles
Title: Associate

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund Plus, as a Continuing Term B Lender

By:        /s/ Patricia Charles
Name: Patricia Charles
Title: Associate

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 7,393,671.70

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Northrim Bank
as a Continuing Term B Lender (type name of the legal entity)

BY        /s/ Joseph M. Beedle
NAME: Joseph Beedle
TITLE: Chairman

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 985,000.001

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2014-1 Ltd., as a Continuing Term B Lender

BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 985,000.001

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2014-2 Ltd., as a Continuing Term B Lender

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 5,870,599.999

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE EIF II SERIES A2, LTD., as a Continuing Term B Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☐
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☒
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 5,870,599.999

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE EIF II SERIES B1, LTD., as a Continuing Term B Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:        /s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,650,617.05

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Oregon Public Employees Retirement Fund, as a Continuing Term B Lender

By:        /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,782,878.78

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M), as a Continuing Term B Lender
By: Pacific Invesment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 3,461,102.52

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 497,474.74

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3: A Series Trust of Multi Manager Global Investment Trust, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 320,125.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 133,969.94

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 73,875.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

PIMCO Funds: Private Account Portfolio Series PIMCO Senior Floating Rate Portfolio, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,196,775.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Bond Fund, as a Continuing Term B Lender

By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 147,750.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Classic Balanced Fund, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 492,500.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Diversified High Income Trust, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 599,307.82

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Floating Rate Fund, as a Continuing Term B Lender

By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,231,250.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Floating Rate Trust, as a Continuing Term B Lender

By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,556,349.75

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Investments Diversified Loans Fund, as a Continuing Term B Lender

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 650,100.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Multi-Asset Ultrashort Income Fund, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 369,375.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Short Term Income Fund, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 172,375.001

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Solutions SICAV -- Global Floating Rate Income, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 123,124.999

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Pioneer Strategic Income VCT Portfolio, as a Continuing Term B Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:        /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 65,666.30

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Regence Bluecross Blueshield of Oregon, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Adviser

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 32,837.56

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Regence Bluecross Blueshield of Utah, as a Continuing Term B Lender
By: Pacific Investment Management Company LLC, as its Investment Adviser

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 128,038.84

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Regence Blueshield, as a Continuing Term B Lender

By: Pacific Investment Management Company LLC, as its Investment Adviser

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 19,707.30

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Regence Blueshield of Idaho, as a Continuing Term B Lender

By: Pacific Investment Management Company LLC, as its Investment Adviser

By:        /s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 985,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Short Duration Bond Fund, as a Continuing Term B Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:        /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $16,745,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

    ,
as a Continuing Term B Lender Siemens Financial Services, Inc.

BY        /s/ Michael L. Zion
NAME: Michael Zion
TITLE: Vice President
Siemens Financial Services, Inc.

BY        /s/ Michael Holvik
NAME: Michael Holvik
TITLE: Vice President

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $2,955,000.00

Sumitomo Mitsui Trust Bank,
Limited, New York Branch

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

    ,
as a Continuing Term B Lender (Sumitomo Mitsui Trust Bank New York Branch, Limited)

BY        /s/ Albert C. Tew II
NAME: Albert C. Tew II
TITLE: Head of Documentation Americas

If a second signature is necessary:
BY
NAME:
TITLE:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 2,955,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2012-1 CLO Ltd., as a Continuing Term B Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:        /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,974,937.35

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2013-2 CLO Ltd., as a Continuing Term B Lender
By THL Credit Advisors LLC, as Investment Manager

By:        /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 3,940,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-3 CLO Ltd., as a Continuing Term B Lender
By THL Credit Senior Loan
Strategies LLC, as Manager

By:        /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 1,1970,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

TRALEE CLO II, LTD, as a Continuing Term B Lender

By: Par-Four Investment Management, LLC
As Collateral Manager

By:        /s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 985,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

TRALEE CLO III, LTD, as a Continuing Term B Lender

By: Par-Four Investment Management, LLC
As Collateral Manager

By:        /s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 982,518.93

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ZAIS CLO 1, as a Continuing Term B Lender

ZAIS CLO 1, Limited

By:        /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: 980,050.24

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ZAIS CLO 3, as a Continuing Term B Lender

ZAIS CLO 3, Limited

By:        /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $3,962,367.85

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Floating Rate Income Fund,
as a Continuing Term B Lender (type name of the legal entity

By: Invesco Canada Ltd., in its capacity as the Manager of Invesco Floating Rate Income Fund

BY        /s/ Jennifer Hartviksen
NAME: Jennifer Hartviksen
TITLE: Head of Fixed Income

FOURTH AMENDMENT
By executing this signature page as a Continuing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.
Term B Lenders

☒
Consent and Convert (Cashless Settlement) The undersigned Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts the full principal amount of its Existing Term B Loans into New Term B Loans (or such lesser amount of its New Term B Commitment).

☐
Consent and Reallocation. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and agrees to the prepayment of the full principal amount of its Existing Term B Loans and to purchase by assignment New Term B Loans in a principal amount equal to the principal amount of its Existing Term B Loans prepaid (or such lesser amount equal to the amount of its New Term B Commitment).

Existing Term Loan B Holdings: $16,745,000.00

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

    ,
as a Continuing Term B Lender Siemens Financial Services, Inc.

BY        /s/ Michael L. Zion
NAME: Michael Zion
TITLE: Vice President,
Siemens Financial Services, Inc.

BY        /s/ Michael Holvik
NAME: Michael Holvik
TITLE: Vice President

Exhibit A

New Term B Loan Commitments

Lender	New Term B Loan Commitment	Applicable Percentage
SunTrust Bank	$10,950,000.04	4.45%
ABRY	$14,787,343.40	6.01%
Allied Irish	$9,825,375.00	4.00%
American Money	$1,479,968.70	0.60%
Ares	$837,250.00	0.34%
Bank of Nova Scotia	$5,456,900.00	2.22%
CoBank	$52,659,240.20	21.42%
GSAM	$6,895,000.00	2.80%
Invesco	$3,962,367.83	1.61%
KKR	$37,067,808.84	15.08%
MetLife	$14,196,781.00	5.77%
Monroe	$1,970,000.00	0.80%
Muzinich	$2,957,468.65	1.20%
Northrim	$7,393,671.70	3.01%
Oaktree	$20,021,867.15	8.14%
Par IV	$2,955,000.00	1.20%
PIMCO	$6,835,800.98	2.78%
Pioneer	$7,180,649.99	2.92%
Siemans	$16,745,000.00	6.81%
Sumitomo	$2,955,000.00	1.20%
THL	$13,824,937.35	5.62%
Trimaran	$2,955,000.00	1.20%
Zais	$1,962,569.17	0.80%
Total	$245,875,000.00	100.0000%